UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 8, 2008

DineEquity, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15283	95-3038279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 North Brand, Glendale, California	91203
(Address of Principal Executive Offices)	(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE.

Pursuant to the terms of the IHOP Base Indenture and the Applebee’s Base Indenture (the “Base Indentures”), certain subsidiaries of IHOP Corp. and certain subsidiaries of Applebee’s International Inc., itself a wholly owned subsidiary of IHOP Corp., are required to provide Monthly Servicing Reports to the respective Indenture Trustees and other parties as described in the Base Indentures. The Company hereby furnishes (but does not file) the Monthly Servicing Reports provided to the Indenture Trustees from April 2008 through July 2008.

The information set forth in response to this item shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description
99.1	Monthly Servicing Report for IHOP Franchising, LLP and IHOP IP, LLC, for payment date of April 21, 2008
99.2	Monthly Servicing Report for IHOP Franchising, LLP and IHOP IP, LLC, for payment date of May 20, 2008
99.3	Monthly Servicing Report for IHOP Franchising, LLP and IHOP IP, LLC, for payment date of June 20, 2008
99.4	Monthly Servicing Report for IHOP Franchising, LLP and IHOP IP, LLC, for payment date of July 21, 2008
99.5	Monthly Servicing Report for Applebee’s Enterprises LLC as Issuer and Applebee’s IP LLC & The Restaurant Holders as Co-Issuers, for payment date of April 21, 2008
99.6	Monthly Servicing Report for Applebee’s Enterprises LLC as Issuer and Applebee’s IP LLC & The Restaurant Holders as Co-Issuers, for payment date of May 20, 2008
99.7	Monthly Servicing Report for Applebee’s Enterprises LLC as Issuer and Applebee’s IP LLC & The Restaurant Holders as Co-Issuers, for payment date of June 20, 2008
99.8	Monthly Servicing Report for Applebee’s Enterprises LLC as Issuer and Applebee’s IP LLC & The Restaurant Holders as Co-Issuers, for payment date of July 21, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2008	DineEquity, Inc.

	By:	/s/ Thomas G. Conforti
Thomas G. Conforti
Chief Financial Officer (Principal
Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Monthly Servicing Report for IHOP Franchising, LLP and IHOP IP, LLC, for payment date of April 21, 2008
99.2	Monthly Servicing Report for IHOP Franchising, LLP and IHOP IP, LLC, for payment date of May 20, 2008
99.3	Monthly Servicing Report for IHOP Franchising, LLP and IHOP IP, LLC, for payment date of June 20, 2008
99.4	Monthly Servicing Report for IHOP Franchising, LLP and IHOP IP, LLC, for payment date of July 21, 2008
99.5	Monthly Servicing Report for Applebee’s Enterprises LLC as Issuer and Applebee’s IP LLC & The Restaurant Holders as Co-Issuers, for payment date of April 21, 2008
99.6	Monthly Servicing Report for Applebee’s Enterprises LLC as Issuer and Applebee’s IP LLC & The Restaurant Holders as Co-Issuers, for payment date of May 20, 2008
99.7	Monthly Servicing Report for Applebee’s Enterprises LLC as Issuer and Applebee’s IP LLC & The Restaurant Holders as Co-Issuers, for payment date of June 20, 2008
99.8	Monthly Servicing Report for Applebee’s Enterprises LLC as Issuer and Applebee’s IP LLC & The Restaurant Holders as Co-Issuers, for payment date of July 21, 2008